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                                                                   Exhibit 10.48


WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

         This Waiver and Fourth Amendment to Credit Agreement is entered into as of the 8th day of April, 2004, and is executed in connection with that certain Credit Agreement effective as of April 23, 2003 (as the same has been and may further be amended, restated, modified or supplemented from time to time, the "Credit Agreement") among Torch Offshore, Inc. ("Borrower") and the Lenders, including Regions Bank in its capacity as a Lender and as Agent for the Lenders.

         WHEREAS, Borrower and the Lenders desire to amend the Credit Agreement.

         NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Credit Agreement. The definitions of "Commitment", "Consolidated Current Ratio", "Consolidated Net Income", "Deficiency", "Line of Credit Period", "Loans", "Note", "Notes", "Pro Rata Share", "Regions", and "Required Lenders" in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows and Section 1.1 of the Credit Agreement is hereby amended to add the following definitions of "Equity Proceeds", "Minimum Net Equity Proceeds", "Minimum Recapture Proceeds", "Recapture Proceeds", "Subordinate Indebtedness", "Tranche 2 Line of Credit Commitment", "Tranche 2 Line of Credit Loan", "Tranche 2 Line of Credit Loans", "Tranche 2 Line of Credit Notes", "Tranche 2 Notice of Borrowing", "Tranche 2 Term Loan", "Tranche 2 Term Loans", "Tranche 2 Term Loan Commitment", "Tranche 2 Term Loan Notice", and "Tranche 2 Unused Fee":

         Commitment shall mean, with respect to each Lender, such Lenders's Line of Credit Commitment, such Lender's Tranche 2 Line of Credit Commitment, such Lender's Term Loan Commitment and such Lender's Tranche 2 Term Loan Commitment, if any.

         Consolidated Current Ratio shall mean:

         (a) For each fiscal quarter ending on or prior to March 31, 2005, as of any date for which it is being determined, the ratio of
                  (a) current assets of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP, to (b) current liabilities of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP but excluding from current liabilities the current portion of long term debt; provided that, for purposes of determining the Consolidated Current Ratio, (v) during the Line of Credit Period, the principal amount of the Line of Credit Loans and the Tranche 2 Line of Credit Loans outstanding on such date shall be classified as a long term liability, (w) any portion of the deposit described in subparagraph (g) of the definition of "Permitted Liens" outstanding on such date will be classified as a current asset, (x) the tax allowance of $1,329,563.00 plus or minus the additional deferred tax asset generated or utilized based upon 2003 operating results will be classified as a current asset to the extent that such allowance remains on the books of Borrower and its Subsidiaries as of such date, and (y) until December 31, 2004, the receivable due from Newfield Exploration Company of $1,347,904.00 on the books of Borrower and its Subsidiaries as of December 31, 2003, will be classified as a current asset to the extent that, as of such date (of determination), such receivable remains on the books of Borrower and its Subsidiaries and Borrower and its Subsidiaries have a reasonable chance of collecting same; and

         (b) For each fiscal quarter ending after March 31, 2005, as of any date for which its is being determined, the ratio of (a) current assets of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP, to (b) current liabilities of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP but excluding from current liabilities the current portion of long term debt.

         Consolidated Net Income shall mean:

         (a) For each fiscal quarter ending on or prior to September 30, 2004, for the period in question, the after-tax net income or loss of Borrower and its Subsidiaries during such period, but excluding in any event the following to the extent included in the computation of net income: (i) any gains or losses from any reappraisal, revaluation or write-up or write-down of assets including the tax allowance of $1,329,593.00 incurred in the fiscal quarter ending December 31, 2003; (ii) any equity of Borrower or any Subsidiary in the undistributed earnings of any corporation which is not a Subsidiary and is accounted for

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                  on the equity method; (iii) gains or losses from the
                  acquisition or disposition of Investments; (iv) gains from the retirement or extinguishment of any Indebtedness except the $884,517.00 gain on the extinguishment of debt incurred in the fiscal quarter ending December 31, 2003; (v) gains on collections from insurance policies or settlements (net of premiums paid or other expenses incurred with respect to such gains during the fiscal period in which the gain occurs, to the extent such premiums or other expenses are not already reflected in Consolidated Net Income for such period); (vi) any gains or losses during such period from any change in accounting principles, from any discontinued operations, or the disposition thereof or from any prior period adjustments, including any losses from the costs incurred for the establishment, operation and disposition of the Torch Offshore de Mexico incurred during the fiscal year 2003 to be treated in its entirety as a cost incurred in the fiscal quarter ending December 31, 2003; (vii) any extraordinary gains or losses; and (viii) any losses from the following described expenses, allowance or write offs: (A) allowance (or reserve) made in the fiscal quarter ending on December 31, 2003, in the aggregate amount of $1,365,802.00 against receivable(s) due from Stolt Offshore, Inc.; (B) write off of receivable(s) due from Newfield Exploration Company in the aggregate amount of $1,347,904.00 made in the fiscal quarter ending on December 31, 2003; (C) write off of receivable(s) due from BP America in the aggregate amount of $247,868.00 made in the fiscal quarter ending on December 31, 2003; (D) write off of receivable(s) due from Tarpon Operating and Development in the amount of $325,000.00 to be treated as made in the fiscal quarter ending on December 31, 2003; and (E) the legal costs and operating costs incurred on the MIDNIGHT HUNTER aggregating $3,070,967.00 to be treated as incurred in the fiscal quarter ending on December 31, 2003; and

         (b) For each fiscal quarter ending after September 30, 2004, for the period in question, the after-tax net income or loss of Borrower and its Subsidiaries during such period, but excluding in any event the following to the extent included in the computation of net income: (i) any gains or losses from any reappraisal, revaluation or write-up or write-down of assets; (ii) any equity of Borrower or any Subsidiary in the undistributed earnings of any corporation which is not a Subsidiary and is accounted for on the equity method; (iii) gains or losses from the acquisition or disposition of Investments; (iv) gains from the retirement or extinguishment of any Indebtedness; (v) gains on collections from insurance policies or settlements (net of premiums paid or other expenses incurred with respect to such gains during the fiscal period in which the gain occurs, to the extent such premiums or other expenses are not already reflected in Consolidated Net Income for such period); (vi) any gains or losses during such period from any change in accounting principles, from any discontinued operations or the disposition thereof or from any prior period adjustments; and (vii) any extraordinary gains or losses; all determined on a consolidated basis in accordance with GAAP.

         Deficiency shall mean at any time during the Line of Credit Period, the deficiency arising from the costs to complete the Project exceeding the costs delineated on the Project Expense Schedule such that the amount of Line of Credit Loans and Tranche 2 Line of Credit Loans available to be drawn hereunder is insufficient to pay the remaining costs to complete the Project.

         Equity Proceeds shall mean all proceeds owed to or received by or on behalf of Borrower or any Subsidiary, after April 8, 2004, from the issuance or sale of its capital stock or Subordinate Indebtedness.

         Line of Credit Period shall mean the period commencing on the Effective Date and ending October 31, 2004.

         Loans shall collectively mean the Line of Credit Loans, the Tranche 2 Line of Credit Loans, the Term Loans, the Tranche 2 Term Loans, and the Letter of Credit Loans, with each being a Loan, and shall include all principal, interest, attorneys' fees and costs owed thereon.

         Minimum Net Equity Proceeds shall mean Equity Proceeds, net of all reasonable costs incurred by Borrower relating thereto, in the amount of the lesser of (a) $10,000,000.00 or (b) twenty (20%) percent of the market capitalization of Borrower at the time of the issuance of, or the making or filing of any offer or offering to issue, capital stock of Borrower in order to raise such Equity Proceeds.

         Minimum Recapture Proceeds shall mean: (a) the Minimum Net Equity Proceeds and (b) the net proceeds owed to or received by or on behalf of Borrower or any Subsidiary from the sale of any of the Vessels.

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         Note shall mean each Line of Credit Note, each Tranche 2 Line of Credit
Note, each Term Note and each Tranche 2 Term Note, with all such notes being collectively referred to as the Notes.

         Pro Rata Share shall mean with respect to each Lender (i) with respect to Line of Credit Loans or Letters of Credit, the percentage amount equal to such Lender's Line of Credit Commitment divided by the sum of all of the Lenders' Line of Credit Commitments, (ii) with respect to the Term Loans, the percentage amount equal to such Lender's Term Loan Commitment divided by the sum of all of the Lenders' Term Loan Commitments, (iii) with respect to Tranche 2 Line of Credit Loans, the percentage amount equal to such Lender's Tranche 2 Line of Credit Commitment divided by the sum of all of the Lenders' Tranche 2 Line of Credit Commitments, (iv) with respect to the Tranche 2 Term Loans, the percentage amount equal to such Lender's Tranche 2 Term Loan Commitment divided by the sum of all of the Lenders' Tranche 2 Term Loan Commitments.

         Recapture Proceeds shall mean: (a) the Equity Proceeds and (b) the net proceeds owed to or received by or on behalf of Borrower or any Subsidiary from the sale of any of the Vessels.

         Regions shall mean Regions Bank, an Alabama state bank, in its individual corporate capacity as a Lender hereunder, including, without limitation, its capacity as a Lender hereunder with respect to its Pro-Rata Share of the Line of Credit Loans, the Tranche 2 Line of Credit Loans, the Term Loans and the Tranche 2 Term Loans and with respect to its issuance of Letters of Credit.

         Required Lenders shall mean at any time Lenders having Fifty-One (51%) Percent of the aggregate amount of the Line of Credit Loans, the Tranche 2 Line of Credit Loans, the Term Loans, the Tranche 2 Term Loans, the Letter of Credit Loans and the face amount (or participation interest in the face amount) of Letters of Credit then outstanding or, if no such Loans or Letters of Credit are then outstanding, Fifty-One (51%) Percent of the total Commitments of all of the Lenders; provided further that the Required Lenders must in all instances be at least two Lenders.

         Subordinate Indebtedness shall mean all Indebtedness of Borrower which is subordinate in rank, preference, payment and priority to the Obligations pursuant to subordination agreements in form and substance satisfactory to the Required Lenders.

         Tranche 2 Line of Credit Commitment shall mean, for each Lender, the principal amount of $9,500,000.00, which commitments in the aggregate equal the principal amount of $19,000,000.00.

         Tranche 2 Line of Credit Loan and Tranche 2 Line of Credit Loans shall have the meanings ascribed thereto in Section 2.6.

         Tranche 2 Line of Credit Notes shall have the meaning ascribed thereto in Section 2.8.

         Tranche 2 Notice of Borrowing shall have the meaning ascribed thereto in Section 2.7.

         Tranche 2 Term Loans and Tranche 2 Term Loan shall have the meanings ascribed thereto in Section 3.4.

         Tranche 2 Term Loan Commitment shall mean for each Lender $9,500,000.00, which commitments in the aggregate equal the principal amount of $19,000,000.00.

         Tranche 2 Term Loan Notice shall have the meaning ascribed thereto in
Section 3.5.

         Tranche 2 Term Notes shall have the meaning ascribed thereto in Section 3.6.

         Tranche 2 Unused Fee shall have the meaning ascribed thereto in Section 5.02(e).

         2. The Credit Agreement is hereby amended to add the following as Sections 2.6 through 2.9 thereof:

                  2.6 Tranche 2 Line of Credit Commitments. Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, during the Line of Credit Period, each Lender severally (and not jointly) agrees to lend to Borrower from time to time on a non-revolving basis (individually, a "Tranche 2 Line of Credit Loan" and collectively, the "Tranche 2 Line of Credit Loans") amounts not to exceed, in the aggregate at any one time outstanding, such Lender's Tranche 2 Line of Credit Commitment. The amount of the Tranche 2 Line of Credit Commitments shall be reduced by the aggregate amount of principal payments

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         made on the Tranche 2 Line of Credit Loans and the Tranche 2 Line of
         Credit Commitments shall terminate upon the making of any Tranche 2 Term Loan. Loans under this Section 2.6 shall be made from the several Lenders ratably in proportion to their respective Pro Rata Shares. The failure of any Lender to make any Tranche 2 Line of Credit Loan required under this Agreement shall not release any other Lender from its obligation to make Tranche 2 Line of Credit Loans as provided herein. Each Tranche 2 Line of Credit Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the applicable LIBOR Base Rate plus 400 basis points (4.00%). Such interest shall be payable on all such Tranche 2 Line of Credit Loans monthly in arrears on the last day of each month (or the immediate subsequent Business Day if any such last day is not a Business Day) and at maturity. Any overdue principal of and, to the extent permitted by law, overdue interest on, any Tranche 2 Line of Credit Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of three percent (3%) plus the rate otherwise in effect for such day.

                  2.7      Method of Borrowing.

                           (a) With respect to each Tranche 2 Line of Credit Loan, Borrower's Representative shall give notice (a "Tranche 2 Notice of Borrowing") to the Agent by 10:30 a.m. (New Orleans time) at least two (2) Business Days before each Tranche 2 Line of Credit Loan, specifying:

                           (i) the date of such Tranche 2 Line of Credit Loan, which shall be a Business Day,

                           (ii) the aggregate principal amount of such Tranche 2 Line of Credit Loan,

                           (iii) that on the date of, and after giving effect to, such Tranche 2 Line of Credit Loan, no Default or Event of Default has occurred and is continuing,

                           (iv) that on the date of, and after giving effect to, such Tranche 2 Line of Credit Loan, all of the representations and warranties of Borrower contained in Section 7 of this Agreement and of Borrower and its Subsidiaries contained in the other Transaction Documents are true and correct in all material respects as if made on and as of the date of such Tranche 2 Line of Credit Loan (except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date)), and

                           (v) with respect to any new Tranche 2 Line of Credit Loan requested in order to make a payment under the Davie Contract, Agent has received a certificate from Borrower's Chief Financial Officer, in form and substance satisfactory to Agent, that, as of such date, based on the records of Davie made available or furnished to Borrower or Torch Express, L.L.C., except as noted therein, Davie has made full and timely payment for all labor, services, materials and equipment provided by employees, suppliers, subcontractors, agents and governments in connection with the work performed by Davie on the MIDNIGHT EXPRESS.

                           (b) Upon receipt of a Tranche 2 Notice of Borrowing given to it, the Agent shall notify each Lender by 2:00 p.m. (New Orleans time) on the date of receipt of such Tranche 2 Notice of Borrowing by the Agent (which must be a Business Day) of the contents thereof and of such Lender's ratable share of such Tranche 2 Line of Credit Loan. A Tranche 2 Notice of Borrowing shall not be revocable by Borrower.

                           (c) Not later than 3:00 p.m. (New Orleans time) on the date of each Tranche 2 Line of Credit Loan, each Lender shall make available its Pro Rata Share of such Tranche 2 Line of Credit Loan, in federal or other funds immediately available in New Orleans, Louisiana, to the Agent at its address specified in or pursuant to Section 11.7. Agent shall not be required to make any amount available to Borrower hereunder except to the extent it shall have received such amounts from the Lenders as set forth herein, provided, however, that unless the Agent shall have been notified by a Lender prior to the date a Tranche 2 Line of Credit Loan is to be made hereunder that such Lender does not intend to make its Pro Rata Share of such Tranche 2 Line of Credit Loan

                                       4

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         available to the Agent, the Agent may assume that such Lender has made such Pro Rata Share available to the Agent on such date, and the Agent may in reliance upon such assumption make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made such amount available to Borrower, the Agent shall be entitled to receive such amount from such Lender forthwith upon its demand, together with interest thereon in respect of each day during the period commencing on the date such amount was advanced to Borrower and ending on but excluding the date the Agent recovers such amount from the Lender at a rate per annum equal to the Fed Funds Rate. Unless the Agent determines that any applicable condition specified in Section 6 has not been satisfied, the Agent will make the funds so received from the Lenders available to Borrower thereafter as of 3:30 p.m. New Orleans time on the date of such Tranche 2 Line of Credit Loan at the Agent's aforesaid address by crediting such funds to a demand deposit account (or such other account mutually agreed upon in writing between Agent and Borrower) of Borrower with the Agent; provided that (i) any Tranche 2 Line of Credit Loans made to pay for services performed or materials provided relating to a Conversion Contract shall be made directly by Agent to the person to whom such amounts are due and (ii) Agent is not obligated to send any proceeds via wire transfer after 2:00 p.m. (New Orleans time).

                           (d) Lenders reserve the right to modify the procedures set forth in this Section 2 and to disburse Tranche 2 Line of Credit Loans as follows: At the option of Lenders, upon the occurrence and during the continuance of any Event of Default, Lenders may make Tranche 2 Line of Credit Loans and pay the proceeds thereof when due under any Conversion Contract directly to the Shipyard or to subcontractors and suppliers, in the reasonable judgment of Lenders, to prevent a default under any Conversion Contract. For these purposes only, upon the occurrence and during the continuance of any Event of Default, Borrower hereby irrevocably makes, nominates, constitutes, and appoints Lenders, in its place and stead, acting through any of its directors or officers, as Borrower's true and lawful agent and attorney in fact with full power of substitution, to make Tranche 2 Line of Credit Loans and to pay the proceeds thereto directly to the Shipyard, subcontractors and suppliers; this mandate or agency shall be an irrevocable power of attorney, that is, a power coupled with an interest which cannot be revoked, Lenders having direction and authorization to so make such Tranche 2 Line of Credit Loans, and no further direction or authorization from the Borrower shall be necessary to warrant such Tranche 2 Line of Credit Loans, and all such Tranche 2 Line of Credit Loans shall satisfy pro tanto the obligations of Lenders hereunder and shall constitute Tranche 2 Line of Credit Loans hereunder and shall be secured by the Transaction Documents as fully as if made upon the request of Borrower, regardless of the disposition thereof by the Shipyard, subcontractors, or suppliers.

                  2.8      Tranche 2 Line of Credit Notes.

                           (a) The Tranche 2 Line of Credit Loans of each Lender to Borrower shall be evidenced by a promissory note of Borrower dated April 8, 2004, and payable to the order of such Lender in a principal amount equal to its Tranche 2 Line of Credit Commitment in substantially the form of Exhibit I (with appropriate insertions) (as such promissory notes may from time to time be amended, modified extended or renewed, the "Tranche 2 Line of Credit Notes").

                           (b) Each Lender shall record, and prior to any transfer of its Tranche 2 Line of Credit Note may endorse on the schedules forming a part thereof, appropriate notations to evidence the date and amount of each Tranche 2 Line of Credit Loan made by it and the date and amount of each payment of principal made by Borrower with respect thereto. Each Lender is hereby irrevocably authorized by Borrower so to endorse its Tranche 2 Line of Credit Note and to attach to and make a part of any such Tranche 2 Line of Credit Note a continuation of any such schedule as and when required; provided, however that the obligation of Borrower to repay each Tranche 2 Line of Credit Loan actually made hereunder shall be absolute and unconditional, notwithstanding any failure of any Lender to endorse or any mistake by any Lender in connection with endorsement on the schedules attached to its respective Tranche 2 Line of Credit Note. The internal records of each Lender shall constitute for all purposes prima facie evidence of (i) the amount of principal and interest owing to such Lender on its Tranche 2 Line of Credit Loans from time to time,
         (ii) the amount of each Tranche 2 Line of Credit Loan made by such Lender to Borrower and (iii) the amount of each principal and/or interest payment received by such Lender on its Tranche 2 Line of Credit Loans.

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                  2.9      Maturity. All Tranche 2 Line of Credit Loans not paid
         prior to the last day of the Line of Credit Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by Borrower to the Lenders with respect thereto, shall be due and payable by Borrower on the last day of the Line of Credit Period.

         3. The Credit Agreement is hereby amended to add the following as Sections 3.4 through 3.6 thereof:

                  3.4 Tranche 2 Term Loan Commitments. Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, on the last day of the Line of Credit Period, each Lender with a Tranche 2 Term Loan Commitment severally (and not jointly) agrees to lend to Borrower (individually, a "Tranche 2 Term Loan" and collectively, the "Tranche 2 Term Loans") an amount not to exceed the lesser of (a) such Lender's Tranche 2 Term Loan Commitment or (b) the aggregate outstanding principal amount of the Tranche 2 Line of Credit Loans due and payable to such Lender as of such date. Loans under this Section 3.4 shall be made from the several Lenders ratably in proportion to their respective Pro Rata Shares. The failure of any Lender to make any Tranche 2 Term Loan under this Agreement shall not release any other Lender from its obligation to make a Tranche 2 Term Loan as provided herein. Each Tranche 2 Term Loan shall be payable as follows: each Tranche 2 Term Loan shall bear interest on the outstanding principal balance thereof at a rate per annum equal to the applicable LIBOR Base Rate plus 400 basis points (4.00%); provided that any overdue principal of and, to the extent permitted by law, overdue interest on, any Tranche 2 Term Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of three percent (3%) plus the rate otherwise in effect for such day; interest shall be payable monthly in arrears on the last day of each month (or the immediate subsequent Business Day if any such last day is not a Business Day) and at maturity; principal shall be payable on each Tranche 2 Term Loan as follows: a principal payment in the amount of $1,850,000.00 within thirty (30) days after the expiration of the Line of Credit Period, a principal payment on June 30, 2005, equal to 31.57895% of the original principal balance due on such Tranche 2 Term Loan, a principal payment on December 30, 2005, equal to 31.57895% of the original principal balance due on such Tranche 2 Term Loan, with the entire unpaid balance of principal being payable on June 30, 2006; provided that, (a) if any Recapture Proceeds are delivered to Agent prior to June 30, 2005, the amount of the mandatory principal payments due on each Tranche 2 Term Loan on June 30, 2005 and December 30, 2005 will be reduced by one sixth (1/6) of the amount of such Recapture Proceeds and (b) if any Recapture Proceeds are delivered to Agent after June 30, 2005, but prior to December 30, 2005, the amount of the mandatory principal payments due on each Tranche 2 Term Loan on December 30, 2005 will be reduced by one fourth (1/4) of the amount of such Recapture Proceeds; and interest on the outstanding principal owed on such Tranche 2 Term Loan shall be computed and assessed on the basis of the actual number of days elapsed over a year composed of 360 days.

                  3.5      Method of Borrowing.

                           (a) With respect to the Tranche 2 Term Loans, Borrower's Representative shall give notice (the "Tranche 2 Term Loan Notice") to the Agent by 10:30 a.m. (New Orleans time) at least thirty
         (30) days before the Tranche 2 Term Loans, specifying:

                           (i) the date of the Tranche 2 Term Loans, which shall be a Business Day,

                           (ii) the aggregate principal amount of the Tranche 2 Term Loans,

                           (iii) that on the date of, and after giving effect to, the Tranche 2 Term Loans, no Default or Event of Default has occurred and is continuing, and

                           (iv) that on the date of, and after giving effect to, the Tranche 2 Term Loans, all of the representations and warranties of Borrower contained in Section 7 of this Agreement and of Borrower and its Subsidiaries contained in the other Transaction Documents are true and correct in all material respects as if made on and as of the date of the Tranche 2 Term Loans (except to the extent that such representations and warranties

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

         expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date)).

                           (b) Upon receipt of the Tranche 2 Term Loan Notice given to it, the Agent shall notify each Lender by 2:00 p.m. (New Orleans time) on the date of receipt of the Tranche 2 Term Loan Notice by the Agent (which must be a Business Day) of the contents thereof and of such Lender's ratable share of such Tranche 2 Term Loans. The Tranche 2 Term Loan Notice shall not be revocable by Borrower.

                           (c) Not later than 11:00 a.m. (New Orleans time) on the date of the Tranche 2 Term Loans, each Lender shall make available its Pro Rata Share of the Tranche 2 Term Loans, in federal or other funds immediately available in New Orleans, Louisiana, to the Agent at its address specified in or pursuant to Section 11.7. Agent shall not be required to make any amount available to Borrower hereunder except to the extent it shall have received such amounts from the Lenders as set forth herein, provided, however, that unless the Agent shall have been notified by a Lender prior to the date the Tranche 2 Term Loans are to be made hereunder that such Lender does not intend to make its Pro Rata Share of the Tranche 2 Term Loans available to the Agent, the Agent may assume that such Lender has made such Pro Rata Share available to the Agent on such date, and the Agent may in reliance upon such assumption make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made such amount available to Borrower, the Agent shall be entitled to receive such amount from such Lender forthwith upon its demand, together with interest thereon in respect of each day during the period commencing on the date such amount was advanced to Borrower and ending on but excluding the date the Agent recovers such amount from the Lender at a rate per annum equal to the Fed Funds Rate. Unless the Agent determines that any applicable condition specified in Section 6 has not been satisfied, the Agent will on the date of the Tranche 2 Term Loans send each Lender (to the extent such Lender has made its Tranche 2 Term Loan) its Pro Rata Share of the funds so received as payment on the Tranche 2 Line of Credit Loans.

                  3.6      Tranche 2 Term Notes.

                           (a) The Tranche 2 Term Loan of each Lender to Borrower shall be evidenced by a promissory note of Borrower dated the date of such Loan and payable to the order of such Lender in a principal amount equal to its Tranche 2 Term Loan in substantially the form of Exhibit J (with appropriate insertions) (as such promissory notes may from time to time be amended, modified extended or renewed, the "Tranche 2 Term Notes").

                           (b) The internal records of each Lender shall constitute for all purposes prima facie evidence of (i) the amount of principal and interest owing on its Tranche 2 Term Loan from time to time, (ii) the amount of each Tranche 2 Term Loan made to Borrower and
         (iii) the amount of each principal and/or interest payment received by such Lender on its Tranche 2 Term Loan.

         4.       The Credit Agreement is hereby amended to add the following as
Section 5.2(e), (f) and (g) thereof:

                           (e) Borrower shall pay to Agent for the account of the Lenders, an unused fee (the "Tranche 2 Unused Fee") calculated as of the last day of March, June, September and December in each year and on the last day of the Line of Credit Period equal to: (i) one fourth (1/4) of the rate per annum set forth in the column labeled "Unused Fee" in the definition of "Applicable Margin" that corresponds to the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal quarter (but excluding any fiscal quarter ending on such calculation date) multiplied by (ii) the unused Tranche 2 Line of Credit Commitments of all of the Lenders during the fiscal quarter ending on such calculation date, or portion thereof, which unused Tranche 2 Line of Credit Commitments shall be arrived at by dividing the sum of the unused Tranche 2 Line of Credit Commitments of the Lenders for each day of that quarter as of the close of each day, by the number of days in that quarter; provided that the Tranche 2 Unused Fee will be prorated for any fiscal quarter for which the Tranche 2 Line of Credit Commitments were available for only a part of such fiscal quarter. The Tranche 2 Unused Fee shall be payable by Borrower on the following Business Day. Upon receipt,

         Agent shall promptly pay each Lender its Pro Rata Share of any such Tranche 2 Unused Fee paid by Borrower. The unused Tranche 2 Line of Credit Commitments shall be defined as (x) the total of the Tranche 2 Line of Credit Commitments of all of the Lenders minus (y) the sum of the principal amount of all outstanding Tranche 2 Line of Credit Loans.

                           (f) Borrower shall pay to Agent, for the benefit of Lenders, contemporaneous with Lenders making any Tranche 2 Term Loan, an origination fee in the amount of one (1%) percent of the principal amount of such Tranche 2 Term Loan.

                           (g) Borrower shall pay to Agent, for the benefit of Lenders, an origination fee of $100,000.00 on March 1, 2005, and semi-annually thereafter on March 1st and September 1st of each year; provided that the fees provided for in this Section 5.2(g) shall cease to accrue (on a prospective basis) when and if Agent receives the Minimum Net Equity Proceeds (no fee will be due pursuant to this Section 5.2(g) in the event that Agent receives the Minimum Net Equity Proceeds by March 1, 2005).

         5. Sections 5.3(a) and (b) of the Credit Agreement are hereby amended and restated to read as follows:

                  (a) Borrower may, upon notice to the Agent, which notice shall be irrevocable, specifying that it is paying its Line of Credit Loans or Tranche 2 Line of Credit Loans, pay without penalty or premium such Line of Credit Loans or Tranche 2 Line of Credit Loans in whole at any time, or from time to time in part in amounts aggregating $50,000.00, or any larger multiple of $10,000.00; provided, however, that in no event may Borrower make a partial payment of Line of Credit Loans or Tranche 2 Line of Credit Loans which results in the total outstanding Line of Credit Loans or Tranche 2 Line of Credit Loans being greater than zero but less than $100,000.00. Each such optional payment shall be applied to pay the Line of Credit Loans or Tranche 2 Line of Credit Loans of the several Lenders in proportion to their respective Pro-Rata Shares.

                  (b) Borrower shall have the right to prepay, without premium or penalty, the Term Loans or the Tranche 2 Term Loans in whole or in part from time to time on the following terms and conditions: (i) Borrower shall give the Agent written notice, which notice shall be irrevocable, of its intent to prepay the Term Loans or the Tranche 2 Term Loans, at least thirty (30) days prior to a prepayment, which notice shall specify the amount of such prepayment and which notice the Agent shall promptly transmit to each of the Lenders, (ii) subject to the provisions of Section 3.4, no prepayment is permitted until after the first principal repayment date, and (iii) subject to the provisions of Section 3.4, no prepayment will eliminate the requirement to make regularly scheduled payments.

         6. Lenders shall have no obligation to make any Tranche 2 Term Loan unless all of the requirements set forth in Section 6.4 have been satisfied as if such Tranche 2 Term Loan was a Term Loan.

         7. In lieu of the provisions of Section 6.1(g) of the Credit Agreement, the following requirement shall apply with respect to any non-progress payments due under the Davie Contact:

         Lenders have received with respect to any Line of Credit Loan or Tranche 2 Line of Credit Loan requested in order to make a payment under the Davie Contract, a certificate from an inspector selected by Borrower that is reasonably acceptable to Lenders, in form and substance satisfactory to Lenders, that, as of such date, all work on the MIDNIGHT EXPRESS has been satisfactorily performed in accordance with the Davie Contract and such payment is due in accordance with the terms of the Davie Contract.

         8. Section 6.3(c) of the Credit Agreement is hereby amended and restated to read as follows:

                           (c) Borrower shall have complied with all of the procedures and requirements set forth in Section 4.1 and Section 6.5 (whether or not such procedures and requirements are applicable to Letters of Credit);

         9.       The Credit Agreement is hereby amended to add the following as
Section 6.5 thereof:

                  6.5 Tranche 2 Line of Credit Loans. Notwithstanding any provision contained herein to the contrary, none of the Lenders shall have any obligation to make any Tranche 2 Line of Credit Loan hereunder unless each of the following requirements is satisfied and Lenders have received each of the following documents:

                           (a) Borrower shall have complied with all of the procedures and requirements set forth in Section 6.1 (whether or not such procedures and requirements are applicable to Tranche 2 Line of Credit Loans);

                           (b) The Tranche 2 Line of Credit Notes, amendments to the Preferred Ship Mortgages, the Continuing Guaranty of each Subsidiary, that is not an Excluded Subsidiary, and the consent of each Subsidiary, that is not an Excluded Subsidiary, to all amendments to this Agreement through the date of such Loan, each duly authorized and executed;

                           (c) A copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of the Transaction Documents executed by Borrower and each Subsidiary, certified by the Secretary or an Assistant Secretary of Borrower;

                           (d) A copy of the unanimous consent of the sole member of each Subsidiary, which authorizes the execution, delivery and performance of the Transaction Documents executed by such Subsidiary;

                           (e) An incumbency certificate, executed by the Secretary or an Assistant Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing any of the Transaction Documents delivered at or prior to the closing;

                           (f) Opinions of counsel for Borrower and the Subsidiaries satisfactory to Agent relating to the Transaction Documents and such other matters as the Lenders may reasonably require;

                           (g) Payment of Agent's reasonable costs and expenses as provided for in Section 11.3;

                           (h) an amendment to the Davie Contract substantially in the form of Exhibit K annexed hereto;

                           (i) a funding schedule for the work remaining under the Davie Contract;

                           (j) a projected cash flow statement for Davie through the projected date of delivery of the MIDNIGHT EXPRESS pursuant to the Davie Contract;

                           (k) a revised Project Expense Schedule;

                           (l) the consent of Investissement Quebec to the amendment to the Davie Contract;

                           (m) Lenders have received (i) with respect to any advance made to make a payment due under the Davie Contract for progress payments and with respect to any advance made to make a payment due under the Huisman Contract, (x) a certificate from Lenders' Inspector, in form and substance satisfactory to Lenders, that, as of such date, all work under a Conversion Contract that necessitates the payment by Borrower under such Conversion Contract has been satisfactorily performed in accordance with such Conversion Contract and (y) a copy of each certificate or invoice provided to Borrower in connection with any payment due under a Conversion Contract, (ii) with respect to any advance made to make a payment due under the Davie Contract for non-progress payments a certificate from an inspector selected by Borrower that is reasonably acceptable to Lenders, in form and substance satisfactory to Lenders, that, as of such date, all work on the MIDNIGHT EXPRESS has been satisfactorily performed in accordance with the Davie Contract and such payment is due in accordance with the terms of the Davie Contract, and (iii) with respect to any owner furnished equipment, a copy of the contract or invoice relating thereto;

                           (n) The Agent shall have received a Tranche 2 Notice of Borrowing for such Tranche 2 Line of Credit Loan as required by
         Section 2.7;

                           (o) All information, approvals, opinions, documents or other instruments as the Required Lenders may reasonably request;

                           (p) On the date of and immediately after giving effect to such Tranche 2 Line of Credit Loan, no Default or Event of Default shall have occurred and be continuing;

                           (q) No material adverse change in the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole shall have occurred since the Effective Date and be continuing; and

                           (r) Except for subsequent changes consented to in writing by the Required Lenders after the Effective Date, or as permitted pursuant to this Agreement or the other Transaction Documents, all of the representations and warranties of Borrower contained in Section 7 of this Agreement and of Borrower and its Subsidiaries contained in the other Transaction Documents shall be true and correct in all material respects on and as of the date of such Tranche 2 Line of Credit Loan, as if made on and as of the date of such Tranche 2 Line of Credit Loan (except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date)).

                  A request for a Tranche 2 Line of Credit Loan hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Tranche 2 Line of Credit Loan, as to the facts specified in clauses (p), (q) and (r) of this Section 6.5.

                  All documents described above must be in form and substance and upon terms and conditions satisfactory to the Required Lenders in their reasonable discretion.

         10. Lenders hereby waive compliance by Borrower with the minimum Consolidated Current Ratio covenant contained in Section 8.1(k)(i) of the Credit Agreement for the fiscal quarter ending on December 31, 2003. Borrower acknowledges and agrees that this waiver of compliance with the financial covenant contained in Section 8.1(k)(i) of the Credit Agreement shall apply only to the fiscal quarter ending on December 31, 2003 and shall not constitute a waiver of compliance for any other fiscal quarter.

         11. Lenders hereby waive compliance by Borrower with the minimum Consolidated Debt Service Coverage Ratio covenant contained in Section 8.1(k)(ii) of the Credit Agreement for the fiscal quarter ending on December 31, 2003. Borrower acknowledges and agrees that this waiver of compliance with the financial covenant contained in Section 8.1(k)(ii) of the Credit Agreement shall apply only to the fiscal quarter ending on December 31, 2003 and shall not constitute a waiver of compliance for any other fiscal quarter.

         12. Section 8.1(k)(i) of the Credit Agreement is amended and restated to read as follows:

                           (i) Borrower will have and maintain, as of the end of each fiscal quarter, a Consolidated Current Ratio of at least:

    Periods Ending                     Ratio
    --------------                     -----
On or before March 31, 2005             .70
After March 31, 2005                   1.00.

         13.      The Credit Agreement is hereby amended to add the following as
Section 8.1(x) thereof:

                           (x) Borrower shall arrange for the Minimum Recapture Proceeds to be delivered directly to Agent, for the benefit of Lenders, to be applied by Lenders as a principal payment on the Tranche 2 Line of Credit Loans or the Tranche 2 Term Loans (with any excess amounts to be applied to interest, fees or other amounts due hereunder or under any of the other Transaction Documents).

         14.      The Credit Agreement is hereby amended to add the following as
Section 8.1(y) thereof:

                  (y) Minimum Net Equity Proceeds. By June 30, 2005, Borrower will obtain the Minimum Net Equity Proceeds.

         15. Clause (xi) of Section 8.2(a) of the Credit Agreement is amended and restated to read as follows:

         (xi) Indebtedness relating to the MIDNIGHT WRANGLER in a principal amount not exceeding $15,000,000.00 in the aggregate at any one time outstanding;

         16. The Credit Agreement is hereby amended to add the following as clause (xvii) of Section 8.2(a) thereof:

         (xvii) any Subordinate Indebtedness.

         17. Section 8.3 of the Credit Agreement is amended to require that the proceeds of the Tranche 2 Line of Credit Loans will be used solely to cover expenses relating to the Project, to pay the origination fee required by Section 5.2(f) of the Credit Agreement and to purchase option(s) to hedge against foreign exchange risk on contracts for work on the MIDNIGHT EXPRESS and the proceeds of the Tranche 2 Term Loans will be used solely to pay the Tranche 2 Line of Credit Loans.

         18. The last sentence of Section 9 of the Credit Agreement is hereby amended and restated to read as follows:

         All sums expended by Agent and each of the Lenders for such purposes shall be deemed to have been advanced to Borrower as Line of Credit Loans or Tranche 2 Line of Credit Loans, shall satisfy pro tanto the obligations of Lenders hereunder and shall be secured by the Transaction Documents as fully as if made upon the request of Borrower.

         19. In Section 11.16 of the Credit Agreement, "Line of Credit Loans" is amended to be "Loans".

         20. As clarification, any overdue principal of and, to the extent permitted by law, overdue interest on, any Line of Credit Loan or Tranche 2 Line of Credit Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the LIBOR Rate plus three percent (3%).

         21. BORROWER HEREBY RELEASES THE INDEMNITEES AND SOLIDARILY AGREES TO HOLD THE INDEMNITEES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ARISING PRIOR TO THE EXECUTION DATE OF THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT ARISING OUT OF, RESULTING FROM OR RELATING TO (A) ANY OBLIGATIONS OR
(B) ANY OF THE TRANSACTION DOCUMENTS.

         22. In connection with the foregoing and only in connection with the foregoing, the Credit Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Credit Agreement remain unaffected. All security agreements, financing statements, mortgages, pledges, deeds, continuing guaranties and other security documents in favor of Agent, for the benefit of the Secured Parties, shall remain in full force and effect.

         23. Except as may be specifically set forth herein, this Waiver and Fourth Amendment to Credit Agreement shall not constitute a waiver of any Default(s) under the Credit Agreement or any documents executed in connection therewith, all rights and remedies of the Lenders being preserved and maintained.

         24. This Waiver and Fourth Amendment to Credit Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                          TORCH OFFSHORE, INC.

                                          By: _________________________________
                                              Robert E. Fulton
                                              Its Chief Financial Officer
                                              401 Whitney Avenue, Suite 400
                                              Gretna, Louisiana 70056
                                              Telecopy number: (504) 367-7075

                                          REGIONS BANK

                                          By: _________________________________
                                              Jorge E. Goris
                                              Its Senior Vice President
                                              301 St. Charles Avenue
                                              New Orleans, LA 70130
                                              Telecopier: (504) 584-2165

                                          EXPORT DEVELOPMENT CANADA

                                          By: _________________________________
                                              Peter G. Johnston
                                              Financial Services Manager

                                          By: _________________________________
                                              Colleen Lalonde
                                              Financial Services Manager
                                              151 O'Connor
                                              Ottawa, Canada K1A1K3
                                              (Telecopier: (613) 598-2504